UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 10, 2013

Gilman Ciocia, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-22996	11-2587324
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Raymond Avenue, Poughkeepsie, New York	12603
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (845) 485-5278

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

We held our Annual Meeting of Stockholders on January 10, 2013. For more information on the following proposals, see our definitive Proxy Statement filed with the SEC on November 30, 2012.

Our stockholders elected by a majority of the votes cast the two nominees to the Board of Directors to serve until our Fiscal 2015 Annual Meeting of Stockholders, as follows:

Director	For	Withheld

John Levy	60,861,653	582,108

Allan Page	60,861,603	582,158

Our stockholders ratified the appointment of Ligget, Vogt & Webb, P.A. to serve as our independent registered public accounting firm for the fiscal year ending June 30, 2013 by the following vote:

For	83,390,906

Against	1,222,214

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gilman Ciocia, Inc.
(Registrant)

Date: January 15, 2013	/s/ Ted Finkelstein
	Name:	Ted Finkelstein
	Title:	Vice President